                                                                      Exhibit 24

                                POWER OF ATTORNEY


           We, the undersigned directors of Interlott Technologies, Inc. (the "Company") hereby appoint David F. Nichols and Dennis W. Blazer or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf as directors of the Company which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 relating to the Company's 1994 Stock Incentive Plan, including, without limitation, signing for us, or any of us, in our names as directors of the Company, such Registration Statement and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 8th day of June, 2001.

Signature                                                      Title
---------                                                      -----
/s/ Gary S. Bell                                        Director
-------------------------------------------------
Gary S. Bell


/s/ Kazmier J. Kasper                                   Director
-------------------------------------------------
Kazmier J. Kasper


/s/ H. Jean Marshall-McEntire                           Director
-------------------------------------------------
H. Jean Marshall-McEntire


                                                        Director
-------------------------------------------------
David F. Nichols


/s/ Edmund F. Turek                                     Director
-------------------------------------------------
Edmund F. Turek


/s/ L. Rogers Wells, Jr.                                Director
-------------------------------------------------
L. Rogers Wells, Jr.


/s/ John J. Wingfield                                   Director
-------------------------------------------------
John J. Wingfield